Prepaid and Other Current Assets - Schedule of Prepaid and Other Current Assets (Detail) - USD ($)	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Prepaid expenses	$ 284,625	$ 366,647
Rocket Lab USA, Inc.
Prepaid expenses	2,370,000	2,628,000	$ 833,000
Government grant receivables	0	5,870,000	3,475,000
Other current assets	2,555,000	914,000	2,038,000
Total prepaids and other current assets	$ 4,925,000	$ 9,412,000	$ 6,346,000